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                                                                      Exhibit 21


               SUBSIDIARIES OF REGISTRANT (The Pittston Company)
         (Percentage of Voting Securities 100% Unless Otherwise Noted)

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                                                                          JURISDICTION
         COMPANY                                                        OF INCORPORATION
The Pittston Company [DELAWARE]                                              Delaware
Pittston Services Group Inc.                                                 Virginia
      Brink's Guarding Services, Inc.                                        Delaware
      Brink's Home Security, Inc.                                            Delaware
            Brink's Electronic Monitoring, Inc.                              Delaware
      Brink's, Incorporated                                                  Delaware
            Brellis Partners, L.P. 50% [Partnership]                         Virginia
            Brink's Antigua Limited (47%)                                    Antigua
            Brink's Canada Limited                                           Canada
                  Brink's Security Company Limited                           Canada
                  Brink's SFB Solutions, Ltd.                                Canada
            Brink's de Colombia S.A. (45%)                                   Colombia
            Brink's Express Company                                          Illinois
            Brink's (Liberia) Inc.                                           Liberia
            Brink's Peru, S.A. (4.9%) [31% SP de Prot., C.A.]                Peru
            Brink's Puerto Rico, Inc.                                        Puerto Rico
            Brink's Redevelopment Corporation                                Missouri
            Brink's St. Kitts-Nevis Ltd. (33.33%)                            B.W. Indies
            Brink's St. Lucia Limited (26.3%)                                B.W. Indies
            Brink's Security International, Inc.                             Delaware
                  BSI International Holdings, Inc.                           Delaware
                  Brink's Air Courier Australia Pty. Limited                 Australia
                  Brink's Allied Limited (Ireland) (50%)                     Ireland
                        Allied Couriers Limited                              Ireland
                        Brinks Ireland Limited                               Ireland
                  Brink's Ayra India Private Limited (40%)                   India
                  Brink's Barbados Limited (14.3%)                           Barbados
                  Brink's Diamond and Jewelry Services, Inc.                 Delaware
                  Brink's Diamond & Jewelry Services S.R.L.                  Italy
                  Brink's Europe N.V. (99%) (Bks-1%)                         Belgium
                  Brink's-HKS Limited (33.33%) (33.33% BI)                   Hong Kong
                  Brink's Holland B.V. [owns 5% of Brink's-Gerlach]          The Netherlands
                        Brinks-Nedlloyd VOF (65%) [Partnership]              The Netherlands
                  Brink's International Air Courier, Inc.                    Delaware
                  Brink's International A.G. (50% BSI) (50% by BL)           Switzerland
                  Brink's International Management Group, Inc.               Delaware
                  Brink's (Israel) Limited (70%)                             Israel
                  Brink's Japan Limited (51%)                                Japan
                  Brink's Pakistan (Pvt) Limited (49%)                       Pakistan
                  Brink's Panama, S.A. (49%)                                 Panama
                  Brink's S.A. (France) (38%)                                France
                  Brink's-Schenker GmbH (50%)                                Germany
                  Brink's Security Transport Singapore Pte. Ltd. (60%)       Singapore
                  Brink's Securmark S.p.A. (Italy) (25%)                     Italy
                  Brink's (Thailand) Limited (40%)                           Thailand
                  Brink's (UK) Limited                                       U.K.
                        Brink's Commercial Services Limited                  U.K.
                        Brink's Diamond & Jewellery Services Limited         U.K.
                        Brink's Limited                                      U.K.
                              Brink's-Gerlach B.V. (Holland) (60%)           The Netherlands
                              Brink's (Gibraltar) Limited                    Gibraltar
                              Brink's Limited (Bahrain) EC                   Bahrain
                              Brink's Security Limited (99%)                 U.K.
                              Quarrycast Commercial Limited                  U.K.
                  Brink's-Ziegler S.A. (20% BSI)                             Belgium
                  Custodia Y Translado de Valores, C.A. (15%)                Venezuela
                  Brink's Diamond & Jewelry Services, N.V.
                                                       (99%) (BIAC1%)        Belgium
                  S.A. Brink's-Ziegler Luxembourg (50%)                      Luxembourg
                  Servicios Brink's Ltda. (Chile) (50.1%)                    Chile
                  Transpar Participacoes Ltda. (99.9%) [.1% BI]              Brazil
                        Alarm-Curso de Formacao de Vigilantes,
                                                       Ltda.(99%)            Brazil
                        Brinks Seguranca e Transporte de Valores (99%)       Brazil
                        Brinks Viaturas e Equipamentos Ltda. (99%)           Brazil
                  Transporte de Valores Brink's Chile Ltda. (50.1%)          Chile
            Brink's SFB Solutions, Inc.                                      Delaware
            Hellenic Brinks                                                  Greece
            Security Services (Brink's Jordan) Company Ltd. (45%)            Jordan
            Servicio Pan Americano de Proteccion, S.A. (20%)                 Mexico
      Burlington Air Express Inc.                                            Delaware
            Burlington Air Express International Inc.                        Delaware
                  BAX (Malaysia) Sdn. Bhd.                                   Malaysia
                        Burlington Air Imports (Malaysia) Sdn.
                                                             Bhd.(40%)       Malaysia
                  Burlington Air Express Aktiebolag                          Sweden
                  Burlington Air Express AG                                  Switzerland
                  Burlington Air Express B.V.                                The Netherlands
                        Burlington Air Express N.V./S.A.                     Belgium
                        Burlington Air Express Pte Ltd.                      Singapore
                  Burlington Air Express (Canada) Ltd.                       Canada
                        797726 Ontario Limited                               Canada
                  Burlington Air Express do Brazil Ltda.                     Brazil
                  Burlington Air Express (Dubai) Inc.                        Delaware
                  Burlington Air Express (France) SARL                       France
                        Burlington Air Express S.A.                          France
                  Burlington Air Express GmbH                                Germany
                  Burlington Air Express Holding Pty. Limited                Australia
                        Burlington Air Express (Aust) Pty.
                                                 Limited                     Australia
                              AFCAB Pty. Limited (11.53%)                    Australia
                              Brisbane Air Freight Forwarders
                                     Terminal Pty Ltd. (20%)                 Australia
                        John G. Stephenson Pty Limited                       Australia
                              Burlington Air Express Cartage
                                                       Pty. Limited          Australia
                              Burlington Air Express (Charters)
                                                       Pty Limited           Australia
                              Burlington Air Express (QLD) Pty.
                                                       Limited               Australia
                  Burlington Air Express (Japan) K.K.                        Japan
                  Burlington Air Express Limited [Hong Kong]                 Hong Kong
                        CAC China Air Cargo Limited                          Hong Kong
                  Burlington Air Express (N.Z.) Ltd.                         New Zealand
                        Colebrook Bros. Ltd.                                 New Zealand
                        Walsh and Anderson (1991) Limited                    New Zealand
                  Burlington Air Express Services Inc.                       Delaware
                  Burlington Air Express (U.K.) Limited                      U.K.
                        Alltransport Holdings Limited                        U.K.
                              Alltransport Distribution Limited              U.K.
                              Alltransport International Group Limited       U.K.
                                    Alltransport (Car Deliveries)
                                                             Limited         U.K.
                              Alltransport Warehousing Limited               U.K.
                              Burlington Air Express (Ireland) Limited       U.K.
                              Burlington Air Express Limited                 U.K.
                                    Air Cargo Enterprises Limited (50%)      U.K.
                              Burlington European Express Limited            U.K.
                              Zalphan Services Limited                       U.K.
                        Burlington Air Express Regional Limited              U.K.
                        Burlington Data Systems Limited                      U.K.
                        WTC Air Freight (U.K.) Limited                       U.K.
                  Burlington International Administration Limited            Guernsey
                  Burlington International Forwarding Ltd. (33%)             Taiwan
                  Burlington Networks B.V.                                   The Netherlands
                  Burlington Networks Inc.                                   Delaware
                  Burlington Air Express S.A.                                Spain
                  Burlington-Transmaso Air Express Lda. (50%)                Portugal
                  Indian Enterprises Inc.                                    Delaware
                        Indian Associates Inc. (40%)                         Delaware
                              Burlington Air Express Private Limited         India
                  Burlington Air Express (Brazil) Inc.
                  Burlington Air Imports Inc.                                Delaware
                  Burlington Airline Express Inc.                            Delaware
                  Burlington Land Trading Inc.                               Delaware
                  Highway Merchandise Express, Inc.                          California
                  WTC Airlines, Inc.                                         California
                  WTC SUB                                                    California
                  Westransco Ocean Freight (Holdings) Limited                Hong Kong
                        Westransco Ocean Freight (Hong Kong) Limited         Hong Kong
                        Westransco Ocean Freight (Japan) Limited             Japan
                        Westransco Ocean Freight (Taiwan) Limited            Taiwan
      Pittston Administrative Services Inc.                                  Delaware
      Pittston Finance Company Inc.                                          Delaware
Pittston Minerals Group Inc.                                                 Virginia
      Pittston Coal Company                                                  Delaware
            Appalachian Equipment Rental Corp.                               Delaware
            Erwin Supply Company, Inc.                                       Virginia
            Heartland Coal Company                                           Delaware
            Intercontinental Coal Corporation                                Delaware
                  American Eagle Coal Company                                Virginia
            Pine Mountain Oil and Gas, Inc.                                  Virginia
            Pittston Acquisition Company                                     Virginia
                  Addington, Inc.                                            Kentucky
                        Ironton Coal Company                                 Ohio
                  Appalachian Land Company                                   West Virginia
                  Appalachian Mining, Inc.                                   West Virginia
                  Kanawha Development Corporation                            West Virginia
                  Maxim Management Company                                   Virginia
                  Vandalia Resources, Inc.                                   West Virginia
            Pittston Coal Export Corp.                                       Virginia
            Pittston Coal Management Company                                 Virginia
            Pittston Coal Marketing and Development Corp.                    Virginia
            Pittston Coal Sales Corp.                                        Virginia
            Pittston Coal Terminal Corporation                               Virginia
            Pittston Resources, Inc.                                         Virginia
            Pyxis Resources Company                                          Virginia
                  Courage Mining Company                                     Virginia
                  Holston Mining, Inc.                                       West Virginia
                  Motivation Coal Company                                    Virginia
                  Paramont Coal Corporation                                  Delaware
                  Pride Energy Company                                       Virginia
                  Primary Sales Corporation                                  Kentucky
                        Heartland Resources Inc.                             West Virginia
                        HICA Corporation                                     Kentucky
                  Pyxis Coal Sales Company                                   Virginia
            Sheridan-Wyoming Coal Company, Incorporated                      Delaware
            Thames Development, Ltd.                                         Virginia
                  Buffalo Mining Company                                     West Virginia
                  Clinchfield Coal Company                                   Virginia
                        Clinchfield Cogen Company                            Virginia
                  Dante Coal Company                                         Virginia
                  Eastern Coal Corporation                                   West Virginia
                  Elkay Mining Company                                       West Virginia
                  Jewell Ridge Coal Corporation                              Virginia
                  Kentland-Elkhorn Coal Corporation                          Kentucky
                  Little Buck Coal Company                                   Virginia
                  Meadow River Coal Company                                  Kentucky
                  Pittston Coal Group, Inc.                                  Virginia
                  Ranger Fuel Corporation                                    West Virginia
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                  Sea "B" Mining Company                                     Virginia
      Pittston Mineral Ventures Company                                      Delaware
            PMV Gold Company                                                 Delaware
                  MPI Gold (USA) Inc. (34%)                                  Delaware
                  Pittston Nevada Gold Company (50%)                         Nevada
                                     [50% by MPI Gold (USA) Inc.]
            Pittston Mineral Ventures International Ltd.                     Delaware
            Pittston Mineral Ventures of Australia Pty Ltd.                  Australia
                  Carbon Ventures Pty. Limited
                               (75% by PMVA & 25% by MPI)                    Australia
                        International Carbon (Aust.) Pty. Limited            Australia
                  Mining Project Investors Pty. Ltd. (34.2%)                 Australia
                        Fodina Minerals Pty. Limited                         Australia
                        MPI Gold Pty. Limited                                Australia
                              Stawell Gold Mines Pty. Limited                Australia
                  Pittston Australasian Mineral Exploration Pty Limited      Australia
                  Pittston Black Sands of Western Australia Pty Limited      Australia
            Rangeley Mineral Resources Company                               Delaware
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